UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 11, 2020

DENBURY RESOURCES INC.
(Exact name of registrant as specified in its charter)

Delaware	1-12935	20-0467835
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5320 Legacy Drive
Plano,	Texas	75024	(972)	673-2000
(Address of principal executive offices)		(Zip code)	(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $.001 per share	DNR*	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

* On July 31, 2020, the New York Stock Exchange (“NYSE”) notified Denbury Resources Inc. (“Denbury”) that the NYSE would apply to the Securities and Exchange Commission (the “SEC”) to delist the common stock of Denbury. The delisting will be effective 10 days after a Form 25 is filed with the SEC by the NYSE. The deregistration of Denbury’s common stock under Section 12(b) of the Exchange Act will be effective 90 days, or such shorter period as the SEC may determine, after filing of the Form 25. Upon deregistration of Denbury’s common stock under Section 12(b) of the Exchange Act, its common stock will remain registered under Section 12(g) of the Exchange Act.

Explanatory Note

In connection with the contemporaneous filing with the Commission of its Quarterly Report on Form 10-Q for the quarterly and six-month periods ended June 30, 2020, Denbury Resources Inc. (the “Company”) is hereby furnishing the attached data tables containing operational statistical measures and financial highlights, including reconciliations of certain financial highlights to comparable non-GAAP measures. The attached financial and statistical data tables are in the same format and cover the same financial measures and operational statistics as those contained in Company press releases that historically have preceded conference calls with investors to present quarterly and annual financial results.

Section 2 – Financial Information

Item 2.02 – Results of Operations and Financial Condition

Attached as Exhibit 99.1 are data tables containing certain unaudited financial highlights (and reconciliations to the comparable GAAP measure of adjusted non-GAAP measures), along with operational statistics for the three and six-month periods ended June 30, 2020 and 2019 and the three-month period ended March 31, 2020, consisting of the following:

•	Consolidated statements of operations (unaudited);

•	Consolidated statements of cash flows (unaudited);

•	Reconciliation of net income (loss) (GAAP measure) to adjusted net income (loss) (non-GAAP measure) (unaudited);

•	Basic and diluted net income (loss) per common share (unaudited);

•	Reconciliation of cash flows from operations (GAAP measure) to adjusted cash flows from operations (non-GAAP measure) and free cash flow (non-GAAP measure) (unaudited);

•	Reconciliation of commodity derivatives income (expense) (GAAP measure) to noncash fair value gains (losses) on commodity derivatives (non-GAAP measure) (unaudited);

•	Reconciliation of net income (loss) (GAAP measure) to Adjusted EBITDAX (non-GAAP measure) (unaudited);

•	Operating highlights (unaudited);

•	Per-BOE data (unaudited);

•	Capital expenditure summary (unaudited);

•	Interest and financing expenses (unaudited); and

•	Selected balance sheet data (unaudited).

The non-GAAP measures listed above and attached hereto should not be considered in isolation, as a substitute for, or more meaningful than, the comparable measure reported in accordance with GAAP, but rather as additional information useful in evaluating the Company’s operational trends and performance. Accompanying each of the non-GAAP measures attached is the basis upon which the Company considers such information useful to investors.

The information furnished in this Item 2.02 and in Exhibit 99.1 hereto shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission (unless otherwise specifically provided therein), whether or not filed under the Securities Act of 1933, as amended, or the 1934 Act, regardless of any general incorporation language in any such document.

Section 9 – Financial Statements and Exhibits

Item 9.01 – Financial Statements and Exhibits

(d)	Exhibits.

The following exhibit is furnished in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit Number	Description
99.1*	Financial and statistical data tables and reconciliation schedules.
104	The cover page has been formatted in Inline XBRL.

*	Included herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Denbury Resources Inc. (Registrant)
Date: August 11, 2020	By:	/s/ James S. Matthews
James S. Matthews
Executive Vice President, Chief Administrative Officer, General Counsel and Secretary

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